Exhibit 10.10

Distribution Agreement

and

Waiver and Consent of Shareholders

THIS DISTRIBUTION AGREEMENT AND WAIVER AND CONSENT (this “Agreement and Consent”) is made as of July 2, 2007 by and among (i) Longtop Financial Technologies Limited, an International Business Company under the laws of the British Virgin Islands (the “LFT”), (ii) Longtop International Holdings Limited, a company duly organized under the laws of the British Virgin Islands (“LTI”) (iii) the holders of Series A Preferred Shares, par value of US$0.01 per share, and Series B Preferred Shares, par value of US$0.01 per share, of the Company (collectively, “LFT Preferred Shares”) whose names are listed on the signature page under the caption “LFT Preferred Shareholders” (collectively, the “LFT Preferred Shareholders”), (iv) Cathay IT Financial Services Limited (“Cathay”) which is a holder of Ordinary Shares, par value of US$0.01 per share, of the Company (“LFT Ordinary Shares”), (v) the other holders of LFT Ordinary Shares whose names are listed on the signature page under the caption “Other LFT Ordinary Shareholders” (the “Other LFT Ordinary Shareholders”). The LFT Preferred Shareholders and Cathay are sometimes, collectively, referred to herein as the “Investors”. Cathay and the Other LFT Ordinary Shareholders are sometimes, collectively, referred to as the “LFT Ordinary Shareholders.”

I. Distribution Agreement.

WHEREAS, LFT is the record and beneficial owner of all of the issued and outstanding share capital of LTI, in the types and amounts as are set forth on Exhibit A hereto (all such share capital in the aggregate, the “LTI Shares”);

WHEREAS, pursuant to Article 128 of the Articles of Association of LFT, the Board of Directors of LFT (the “LFT Board of Directors”) has declared a distribution to LFT’s shareholders payable in LTI Shares (the “Declaration of Distribution”), subject to the approval of the shareholders of LFT herein, and in connection therewith, to distribute all of the LTI Shares to all of the Preferred Shareholders and Ordinary Shareholders (the “Proposed Distribution Allocation”) in the types and amounts as are set forth on Exhibit B hereto, such distribution to occur on July 2, 2007;

WHEREAS, pursuant to Section 10.A(1) of the Second Amended and Restated Memorandum of Association of LFT (the “LFT Memorandum”), any dividends or distributions shall be distributed among all holders of LFT Ordinary Shares and LFT Preferred Shares in proportion to the number of LFT Ordinary Shares that would be held by each such holder if all Preferred Shares were converted to Ordinary Shares at the then effective conversion rate, which distribution allocation is different from the Proposed Distribution Allocation of LTI Shares;

WHEREAS, the LFT Ordinary Shareholders and LFT Preferred Shareholders wish to waive their rights to receive LTI Shares in the proportional manner provided under Section 10.A(1) of the LFT Memorandum, but instead, to agree to receive their respective LTI Shares in accordance with the Proposed Distribution Allocation, subject to the covenants make by LTI set forth herein below;

WHEREAS, pursuant to Section 10.A(6) of the LFT Memorandum, neither LFT nor the LFT Board of Directors shall pay any dividend or distribution with respect any class of shares of LFT without first obtaining approval from the holders of a majority of the outstanding LFT Preferred Shares;

WHEREAS, the undersigned LFT Preferred Shareholders holding at least a majority of the outstanding LFT Preferred Shares desire to approve the Declaration of Distribution;

WHEREAS, pursuant to Section 10.1 of the certain Subscription Agreement dated November 5, 2004 by and among LFT, Cathay and the other parties thereto (as amended from time to time and effective as of date hereof, the “Cathay Subscription Agreement”), LFT shall not declare and pay dividends except with the unanimous consent of the LFT Board of Directors; and

WHEREAS, the Company desires to confirm that the Declaration of Distribution has been approved by the unanimous written consent of the LFT Board of Directors.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

1.1 Confirmation. LFT hereby confirms that the Declaration of Distribution contemplated hereby has been approved by the unanimous written consent of the LFT Board of Directors, as required by Section 10.1 of the Cathay Subscription Agreement.

1.2 Consent of Preferred Shareholders. Pursuant to Section 10.A(6) of the Memorandum, the undersigned LFT Preferred Shareholders, representing a majority of the outstanding LFT Preferred Shares, hereby consent to the Declaration of Distribution.

1.3 Agreement to Proposed Distribution Allocation. Effective on July 2, 2007, LFT shall and hereby distributes, transfers and assigns to all of the LFT Ordinary Shareholders and the LFT Preferred Shareholders, and each of the LFT Ordinary Shareholders and the LFT Preferred Shareholders hereby accepts the distribution, transfer and assignment of, all of the LTI Shares in such types and amounts as in accordance with the Proposed Distribution Allocation as attached hereto as Exhibit B.

II. LTI Share Exchange.

WHEREAS, promptly after the consummation of the distribution of LTI Shares by LFT to the LFT Ordinary Shareholders and the LFT Preferred Shareholders, LTI desires to amend and restate its Amended and Restated Memorandum of Association (as amended and restated, the “Restated LTI Memorandum”), providing for, inter alia, the creation of two series of share capital of LTI to be designated as Series A Preferred Shares with a par value of US$0.01 per share (the “LTI Series A Preferred Shares”) and Series B Preferred Shares with a par value of US$0.01 per share (the “LTI Series B Preferred Shares”); and

WHEREAS, LTI desires to redeem all of the then issued and outstanding LTI Shares from each and all of the LFT Ordinary Shareholders and the LFT Preferred Shareholders immediately prior to the effectiveness of the filing of the Restated LTI Memorandum, and in exchange therefor and immediately after the effectiveness of the filing the Restated LTI Memorandum, to issue to each of the LFT Ordinary Shareholders and the LFT Preferred Shareholders the types and amounts of share capital of LTI as are set forth on Exhibit C attached hereto (the “Share Exchange”), subject to the terms and conditions set forth herein below.

NOW, THEREFORE, LTI, the LFT Ordinary Shareholders and the LFT Preferred Shareholders agree as follows:

2.1 Covenant by LTI. LTI shall use its best efforts to expeditiously cause the Restated LTI Memorandum, substantially in the form of Exhibit D attached hereto, to be filed with the with the Registrar of Corporate Affairs of the British Virgin Islands.

2.2 Share Exchange. Effective immediately prior to the effectiveness of the filing of the Restated LTI Memorandum of LTI, each of the LFT Ordinary Shareholders and the LFT Preferred Shareholders shall, and hereby does, transfer and surrender to LTI for cancellation, and LTI shall, and hereby does, accept such transfer and surrender for cancellation of, all of the then issued and outstanding LTI Shares held by such LFT Ordinary Shareholder or LFT Preferred Shareholder as are set forth on Exhibit B hereto. Effective immediately after the effectiveness of the filing of the Restated LTI Memorandum, LTI shall, and hereby does, issue to each of the LFT Ordinary Shareholders and the LFT Preferred Shareholders those types and amounts of share capital of LTI as are set forth on Exhibit C attached hereto.

2.3 Rights Agreement. Simultaneously with the Share Exchange, LTI and each of the LFT Ordinary Shareholders and the LFT Preferred Shareholders shall execute and deliver (i) an Investors’ Rights Agreement, substantially in the form of Exhibit E attached hereto and (ii) a First Refusal and Co-Sale Agreement, substantially in the form of Exhibit F attached hereto. LTI and those certain LFT Preferred Shareholders shall execute and deliver (i) a letter management rights agreement, substantially in the form of Exhibit G attached hereto.

III. Miscellaneous.

3.1 Governing Law and Choice of Forum. This Agreement and Consent shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to choice of law principles.

3.2 Counterparts. This Agreement and Consent may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Waiver may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.3 Record Keeping. the undersigned further direct that this Agreement and Consent shall take effect immediately as of the date first above written and shall be filed in the minute book of the Company with the minutes of the meetings of the LFT Board of Directors and Shareholders.

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IN WITNESS whereof, the parties hereto have duly executed this Agreement and Consent the day and year first above written.

LONGTOP FINANCIAL TECHNOLOGIES LIMITED

By	/s/ Xiaogong Jia
Name:
Title
Address:

LONGTOP INTERNATIONAL HOLDINGS LIMITED

By	/s/ Weizhou Lian
Name:
Title
Address:

OTHER ORDINARY SHAREHOLDERS:

WELL ACTIVE INTERNATIONAL LIMITED

By	/s/ Weijie Zhang
Name:
Title
Address:

BLOOMWELL INTERNATIONAL LIMITED (BVI)

By	/s/ Xiaogong Jia
Name:
Title
Address:

CONCENTRA HOLDINGS LIMITED (BVI)

By	/s/ Weizhou Lian
Name:
Title
Address:

WISDOM LEGEND INVESTMENT LIMITED

By	/s/ Zhenghong Yang
Name:
Title
Address:

/s/ Derek Palaschuk
Derek Palaschuk
Address:

PREFERRED SHAREHOLDERS

TIGER GLOBAL PRIVATE INVESTMENT PARTNERS IV, L.P.

By: Tiger Global PIP Performance IV, L.P. its General Partner
By: Tiger Global PIP Management IV, Ltd. Its General Partner

By	/s/ Scott Shleifer
Name:	Scott Schleifer
Title:	Managing Director
Address:	101 Park Avenue, 48th Floor New York, NY 10178

TIGER GLOBAL PRIVATE INVESTMENT PARTNERS III, L.P.

By: Tiger Global PIP Performance III, L.P. its General Partner
By: Tiger Global PIP Management III, Ltd. Its General Partner

By	/s/ Scott Shleifer
Name:	Scott Schleifer
Title:	Managing Director
Address:	101 Park Avenue, 48th Floor New York, NY 10178

/s/ Scott Shleifer
Name: Scott Shleifer
Address: 101 Park Avenue, 48th Floor
New York, NY 10178

/s/ Feroz Dewan
Name: Feroz Dewan
Address: 101 Park Avenue, 48th Floor
New York, NY 10178

/s/ Lee Fixel
Name: Lee Fixel
Address: 101 Park Avenue, 48th Floor
New York, NY 10178

CATHAY IT FINANCIAL SERVICES LIMITED

By	/s/ Paul Wolansky
Name:	Paul Wolansky
Title	Director
Address:

Exhibit A

Longtop Financial Technologies Limited’s Ownership of

All Issued and Outstanding Share Capital of Longtop International Holdings Limited

Before the Declaration of Distribution

Shareholder of LTI	LTI Ordinary Shares Held	LTI Preferred Shares Held
Longtop Financial Technologies Limited	9,000,000	3,000,000

EXHIBIT B

Proposed Distribution Allocation

Shareholders	LTI Ordinary Shares Held	LTI Preferred Shares Held
Bloomwell International Limited	3,253,968
Concentra Holdings Limited	1,363,395
Cathay IT Financial Services Limited	2,272,324
Well Active International Limited	1,772,413
Derek Palaschuk	90,893
Wisdom Legend Investment Limited	247,007
Tiger Global Private Investment Partners III, L.P.		1,773,927
Scott Shleifer		91,255
Feroz Dewan		49,137
Lee Fixel		9,609
Tiger Global Private Investment Partners IV, L.P.		1,076,072

Total	9,000,000	3,000,000

Exhibit C

Name of Shareholder and Type and Amount of

Longtop International Holdings Limited’s Shares

After the Share Exchange

LTI Shareholders	LTI Ordinary Shares To be Issued	LTI Preferred Shares To be Issued	Series B Preferred Shares To be Issued
Bloomwell International Limited	7,160,000
Concentra Holdings Limited	3,000,000
Cathay IT Financial Services Limited	5,000,000
Well Active International Limited	3,900,000
Derek Palaschuk	200,000
Wisdom Legend Investment Limited	543,511
Tiger Global Private Investment Partners III, L.P.		4,028,000
Scott Shleifer		128,973	80,180
Feroz Dewan		69,447	43,174
Lee Fixel		13,580	8,443
Tiger Global Private Investment Partners IV, L.P.			2,504,110

Total	19,803,511	4,240,000	2,635,907